UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 16, 2011

I/OMAGIC CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-27267 (Commission File Number)	33-0773180 (IRS Employer Identification No.)

4 Marconi, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (949) 707-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           On August 10, 2011, the Board of Directors of I/OMagic Corporation (the “Company”) appointed Thomas L. Gruber as a member of the Board of Directors of the Company.

Since January 2008, Mr. Gruber has acted as a consultant to Firebarrell Partners, Inc. (“Firebarrell”), providing financial consultancy services on Firebarrell’s behalf to the Company.  The Company pays $2,400 per week to Firebarrell for such services.  Prior to May 2011, the Company paid $3,000 per week to Firebarrell for such services.

(e)           Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2011	I/OMAGIC CORPORATION

By: /S/ TONY SHAHBAZ
Tony Shahbaz, President and Acting Chief Financial Officer